UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2021

The Hackett Group, Inc.

(Exact name of registrant as specified in its charter)

FLORIDA	333-48123	65-0750100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Brickell Bay Drive, Suite 3000 Miami, Florida	33131
(Address of principal executive offices)	(Zip Code)

(305) 375-8005

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	HCKT	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On February 23, 2021, The Hackett Group, Inc. (the “Company”) issued a press release setting forth its consolidated financial results for the fourth fiscal quarter and fiscal year ended January 1, 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

The information contained in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 18, 2021, the Board of Directors (the “Board”) of the Company elected Maria A. Bofill as an independent director, to serve a term expiring at the Company’s 2021 Annual Meeting of Shareholders. She will also serve on the Board’s Audit, Compensation and Corporate Governance and Nominating Committees. With the election of Ms. Bofill, the size of the Board is set at seven directors, five of whom are independent.

Ms. Bofill is a seasoned executive, having served in senior strategic finance and operational roles for public and privately held multinational companies. She currently serves as the Director of Business Development for TTG Talent Solutions, a boutique talent acquisition and placement firm.  From June 2016 to September 2019, Ms. Bofill served as the Chief Financial Officer for Fyffes North America, Inc.  From May 2008 to June 2016, she served as the Director of Finance and Administration and Treasurer of Fresh Quest, Inc.  From October 2005 to May 2008, Ms. Bofill served as the Managing Principal of Octavian, Inc.  From January 1988 to October 2005, she served as the Vice President of Finance and Administration for Fresh Del Monte Produce’s North America Region.

The Board has determined that Ms. Bofill is independent and meets the applicable independence requirements of the Nasdaq Stock Market and the Company’s corporate governance guidelines. There have been no transactions since the beginning of the Company’s last fiscal year, and there are no currently proposed transactions, in which the Company was or is to be a participant and in which Ms. Bofill or any member of her immediate family had or will have any interest, that are required to be reported under Item 404(a) of Regulation S-K.

The selection of Ms. Bofill was not pursuant to any arrangement or understanding between her and any other person.

Ms. Bofill will be compensated in accordance with the Company’s compensation program for its non-employee directors as disclosed in the Company’s most recent proxy statement.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release of The Hackett Group, Inc., dated February 23, 2021
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HACKETT GROUP, INC.

Date: February 23, 2021	By:	/s/ Robert A. Ramirez
Robert A. Ramirez
Executive Vice President, Finance and Chief Financial Officer